                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Mathers Fund, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                              Mathers Fund, Inc.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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


                               MATHERS FUND, INC.

                                   Suite 201
               100 Corporate North - Bannockburn, Illinois 60015
                          800-962-FUND   847-295-7400

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT


                                                                  March 16, 1998


TO THE STOCKHOLDERS OF MATHERS FUND, INC.:

     Notice is hereby given that a special meeting of stockholders of MATHERS FUND, INC. will be held at 100 Corporate North, Lower Level Conference Room, Bannockburn, Illinois on Monday, April 20, 1998 at 1:30 P.M., Central Time, for the following purposes, and to transact such other business as may properly come before the meeting or any postponement or adjournment thereof:

     (1) To elect directors of the Fund;

     (2) To consider and vote upon ratification of the appointment of Arthur Andersen LLP as auditors of the Fund for 1998; and

     (3) To approve or disapprove of changes in the by-laws and the fundamental investment policies of the Fund to permit the Fund to effect short sales of securities.

     The close of business on March 10, 1998 has been fixed as the record date for determination of the stockholders entitled to notice of and to vote at the special meeting and any adjournments thereof.

     Please complete, date, sign and return the enclosed proxy in the reply envelope whether or not you plan to attend the meeting. Your vote is important no matter how many shares you own. Prompt return of your proxy will save expense to the Fund. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                          ANNE E. MORRISSY
                                          Executive Vice President and Secretary

                                PROXY STATEMENT



     Your proxy is solicited on behalf of the Board of Directors of Mathers Fund, Inc. (the "Fund") for its special meeting of stockholders to be held at 100 Corporate North, Lower Level Conference Room, Bannockburn, Illinois on Monday, April 20, 1998 at 1:30 P.M., Central Time, and for any postponement or adjournment thereof. The Fund expects to mail this Proxy Statement and each proxy to stockholders on or about March 16, 1998.


     The Fund's investment adviser is Mathers and Company, Inc. (the "Adviser"), 100 Corporate North, Bannockburn, Illinois 60015. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has served as investment adviser to the Fund since its inception in 1965 and as investment adviser to pension and profit sharing funds, charitable foundations, insurance company separate accounts and/or others since 1961.


     A proxy may be revoked at any time before its exercise by the submission of a subsequently dated proxy or by oral or written notice of revocation given to the Secretary of the Fund. To be effective, such revocation must be received by the Fund prior to the meeting and must indicate the stockholder's name and account number. In addition, if you attend the meeting in person, you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. All valid proxies received by the Fund will be voted unless revoked. Proxies will be voted in accordance with the specifications thereon and, in the absence of specification, for the election of the nominees listed below as directors of the Fund, for the ratification of the appointment of auditors and for the proposal to permit the Fund to effect short sales of securities. The Board of Directors recommends a vote FOR each proposal.



     Stockholders of record at the close of business on March 10, 1998 will be entitled to vote in person or by proxy at the meeting. As of the close of business on such date, there were 10,194,650 full shares of the Fund's Capital Stock outstanding, each entitled to one vote. Certain information as to all persons known to the Fund who, as of February 27, 1998, owned of record or beneficially more than 5% of such shares is set forth under "Principal Stockholders" below.


     A majority of the Fund's shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of stockholders. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of shares represented in person or by proxy at the meeting. The persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any such proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

     Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on the election of directors or ratification of the appointment of auditors, for which the required vote is a plurality or a majority of the votes cast, but will have the effect of a vote against adjournment and approval of short sales of securities, for which the required vote is a percentage of the shares present or outstanding. Broker non-votes are shares held in the name of a broker or nominee for which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY STOCKHOLDER UPON REQUEST. A STOCKHOLDER WHO WISHES TO RECEIVE A COPY OF THE FUND'S ANNUAL REPORT MAY WRITE THE FUND AT 100 CORPORATE NORTH, BANNOCKBURN, ILLINOIS 60015, OR CALL (800) 962-FUND.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. The Board of Directors proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund ("Non-Interested Directors") as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders held for the purpose of electing directors and until the election and qualification of his or her successor. Unless you give contrary instructions on the enclosed proxy card, the persons named on such proxy card will nominate and vote the shares represented by proxy in favor of the election of the nine nominees. Should any of the nominees withdraw or otherwise become unavailable for election, which the Fund does not anticipate, shares represented by proxy may be voted in favor of such other nominee or nominees as management may recommend.

     Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, in person or by proxy and entitled to vote thereon, provided a quorum is present. Five nominees for director of the Fund -- Messrs. Becker, Cain, Freund, Reynolds and Van der Eb -- currently serve as directors of the Fund. Under the charter and by-laws of the Fund, the Board of Directors, by a vote of a majority of the entire Board, may increase or decrease the number of directors of the Fund. While the number of directors which currently constitutes the entire Board of Directors is five, the Board of Directors has authorized an increase in the number of directors to nine effective as of the election of directors at the meeting. If elected, the nine nominees will constitute all of the directors of the Fund.

     The following table shows the nominees who are standing for election as a director of the Fund and their principal occupations which, unless specified dates are shown, are of more than five years' duration, although the titles may not have been the same throughout:

                                                                           YEAR
                                   POSITION WITH   BUSINESS EXPERIENCE;   BECAME       SHARES
            NAME; AGE                THE FUND      OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)
            ---------              -------------   --------------------  --------     --------
Karl M. Becker; 54...............  Director        Attorney; prior to      1991         1,856(2)
                                                   1991, Senior Vice
                                                   President and
                                                   General Counsel,
                                                   Beatrice Company
                                                   (food company).

                                                                           YEAR
                                   POSITION WITH   BUSINESS EXPERIENCE;   BECAME       SHARES
            NAME; AGE                THE FUND      OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)
            ---------              -------------   --------------------  --------     --------
Tyler R. Cain; 57................  Director        President, TRC          1993         8,056
                                                   Trading, Inc.
                                                   (private investment
                                                   company).
Charles G. Freund; 74............  Director        Retired; prior to       1986        16,041(3)
                                                   1987, Vice
                                                   President, Secretary
                                                   and Treasurer,
                                                   MidCon Corp.
                                                   (natural gas
                                                   pipeline); Director,
                                                   Lincoln National
                                                   Direct Placement
                                                   Fund, Inc. and
                                                   Lincoln Convertible
                                                   Securities Fund
                                                   (registered closed-
                                                   end investment
                                                   companies) and
                                                   Success Bancshares
                                                   Inc.
Jon P. Hedrich; 57...............  Nominee for     Private Investor;         --            --
                                   Director        prior to 1992,
                                                   President and
                                                   Partner, Steiner
                                                   Diamond
                                                   Institutional
                                                   Services.
Robert E. Kohnen; 64.............  Nominee for     Vice President and        --         2,320(4)
                                   Director        Investment Manager,
                                                   Protection Mutual
                                                   Insurance Company.
Anne E. Morrissy; 37*............  Executive       Vice President,           --         4,451(5)
                                   Vice            Mathers and Company,
                                   President and   Inc.
                                   Secretary,
                                   and Nominee
                                   for Director
Robert J. Reynolds; 47*..........  President and   Senior Vice             1987         3,849(6)
                                   Director        President and
                                                   Secretary, Mathers
                                                   and Company, Inc.

                                                                           YEAR
                                   POSITION WITH   BUSINESS EXPERIENCE;   BECAME       SHARES
            NAME; AGE                THE FUND      OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)
            ---------              -------------   --------------------  --------     --------
Jack O. Vance; 73................  Nominee for     Managing Director,        --            --
                                   Director        Management Research,
                                                   Inc. (management
                                                   consulting); prior
                                                   to 1990, Managing
                                                   Director of McKinsey
                                                   and Company
                                                   (management
                                                   consulting);
                                                   Director,
                                                   International
                                                   Rectifier
                                                   Corporation (semi-
                                                   conductors),
                                                   Semtech, Inc. and
                                                   FCG Enterprises,
                                                   Inc. (management
                                                   consulting)
Henry G. Van der Eb, Jr.; 52*....  Chairman and    President, Mathers      1976       304,541(7)
                                   Director        and Company, Inc.

-------------------------
 * These nominees are interested persons of the Adviser and of the Fund, as defined in the 1940 Act.

(1) Full shares of the Fund owned beneficially as of February 27, 1998, based on information furnished by each nominee. On that date, the directors and officers of the Fund, as a group, beneficially owned 341,114, constituting 3.32%, of the Fund's outstanding shares.

(2) Mr. Becker shares investment and voting power over these shares with his wife.

(3) Includes 1,500 shares held by Mr. Freund's wife.

(4) Includes 780 shares held by Mr. Kohnen's wife.

(5) Includes 2,839 shares held in the Employee's Profit Sharing and Savings Trust of Mathers and Company, Inc. over which Ms. Morrissy has investment and voting power. Also includes 85 shares held by Ms. Morrissy as custodian for a minor child.

(6) Mr. Reynolds shares investment and voting power over these shares with his wife.

(7) Constitutes 2.96% of outstanding shares. Includes 44,195 shares held in the Employees' Profit Sharing and Savings Trust of Mathers and Company, Inc. over which Mr. Van der Eb has investment and voting power. Also includes 206,838 shares over which Mr. Van der Eb shares investment and voting power with his wife and 53,508 shares held by Mr. Van der Eb's wife, either individually or as custodian for children.

     During the Fund's last fiscal year ended December 31, 1997, the Board of Directors met four times. Each of the directors attended 75% or more of the meetings of the Board of Directors held during such year. The Board does not have a standing audit, nominating or compensation committee.

     The Board of Directors is responsible for the overall management of the Fund, including general oversight and review of its investment policies and activities. The Board of Directors elects the officers of the Fund. The officers are responsible for supervising and administering the Fund's day-to-day operations.

     The Fund pays each Non-Interested Director an annual retainer of $5,000 plus $1,000 for attendance at each Board of Directors meeting. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are "interested persons" as defined in the 1940 Act receive no direct remuneration from the Fund. The Adviser serves as investment adviser to the Fund. The Fund pays a fee to the Adviser as investment adviser to the Fund, and certain of the directors, director nominees and officers of the Fund are directors, officers and shareholders of the investment adviser.

     The aggregate compensation paid by the Fund to each of its Non-Interested Directors during its fiscal year ended December 31, 1997 is set forth below. The Fund's investment adviser does not provide investment advisory services to any other registered investment company, and therefore the Fund's directors receive compensation only from the Fund. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.

NAME OF NON-INTERESTED    AGGREGATE
 DIRECTOR OF THE FUND   COMPENSATION
----------------------  ------------
Karl M. Becker........     $9,000
Tyler R. Cain.........      9,000
Charles G. Freund.....      8,000

     Since the beginning of the Fund's fiscal year ended December 31, 1997, there were no transactions involving purchases or sales of securities of the Adviser by any director or nominee.

               THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
            STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. BECKER,
   CAIN, FREUND, HEDRICH, KOHNEN, REYNOLDS, VANCE AND VAN DER EB, JR. AND MS.
                                    MORRISSY

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

     The Fund's financial statements for the fiscal year ended December 31, 1997, were audited by Arthur Andersen LLP, independent auditors. In addition, Arthur Andersen LLP prepares the Fund's federal and state annual income tax returns.

     On February 9, 1998, the Board of Directors of the Fund, by a vote of all directors, including all Non-Interested Directors, appointed Arthur Andersen LLP as auditors of the Fund for its fiscal year ending December 31, 1998. This firm of independent public accountants has served as auditors of the Fund since its organization in 1965 and holds no material direct or indirect financial interest in the Fund. The ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 1998 is to be voted upon at the meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of the Fund cast at the meeting, in person or by proxy and entitled to vote thereon, provided a quorum is present.

     Representatives of Arthur Andersen LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

               THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
            STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE FUND
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998

        PROPOSAL 3. APPROVAL OR DISAPPROVAL OF SHORT SALES OF SECURITIES

     Introduction. When the Taxpayer Relief Act of 1997 became law last August, one of its provisions eliminated the "short-short" rule which had previously placed significant tax-based disincentives on mutual funds' use of short selling investment strategies designed to generate capital appreciation for shareholders from declining stock prices.

     The repeal of the "short-short" rule provides mutual fund portfolio managers with new flexibility and opportunity to seek capital appreciation and manage risk. Currently, both Article IV, Section 7(c) of the Fund's by-laws and a fundamental policy prohibit the short sale of securities. In view of this, the Board of Directors has proposed, subject to stockholder approval at the special meeting, to amend the language of Article IV, Section 7(c) of the Fund's by-laws and its fundamental investment policies to eliminate the prohibition on short sales of securities. It is also proposed to add a clarifying phrase to the by-law and fundamental policy restrictions on purchasing securities on margin and to the fundamental policy restriction on pledging assets to exclude short sales of securities. Approval of these proposals requires the affirmative vote of the holders of the lesser of (i) 67% of the shares represented at the special meeting, if more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

     Subject to stockholder approval of the proposal to permit the Fund to effect short sales of securities, the Board of Directors has adopted, as a non-fundamental policy, the following restrictions: (1) the Fund is prohibited from selling any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 30% of the value of the Fund's net assets, and (2) the Fund is prohibited from selling securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 3% of the Fund's net assets or if the securities sold short would constitute more than 2% of a class of the issuer's outstanding securities. The Board of Directors has also adopted a proposal, subject to stockholder approval of the proposal to permit short sales, to revise the Fund's investment objective to be "capital appreciation over the long term." The Fund's current investment objective is "capital appreciation over the long term principally through investment in common stocks." The revised objective would reflect the fact that the Fund would have the flexibility to pursue its objective by investing in common stocks and other equity securities and by engaging in certain investment strategies designed to capitalize on potential declines in the prices of equity securities where the Adviser believes that equity securities are overvalued. In addition, the Fund would also continue to be able to invest all or any portion of its assets in securities other than common stocks, when, for instance, the Adviser believes that the risk of owning equity securities is high.

     Description of Short Sales of Securities. The Adviser currently expects short sales would generally involve individual equity securities and would generally not involve short sales "against the box," which are short sales of securities that the seller already owns or has the right to obtain at no additional cost. In entering into a short sale of a security, the Fund would, for example, sell a stock which it does not then own in order to profit from the potential decline in the market price of that stock. To meet its settlement obligation, the Fund would borrow the security sold short from a broker and deliver such security to the buyer. The Fund would then be obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund would purchase an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the security was sold short. The transaction will be profitable to the Fund if the price of the security at the time it is purchased is less than its price at the time the short sale was effected. Conversely, if the price of the security is greater at the time of purchase than at the time of the short sale, the transaction would result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.

     The proceeds of the short sale are retained by the broker for the purpose of meeting its collateral requirements until such time that the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations. Generally, brokers require initial collateral (including the short sale proceeds) with a value equal to 150% of the value of the securities sold short. The amount of collateral is adjusted daily upward to reflect increases in the market value of the securities sold short and downward to reflect decreases in the market value of the securities sold short. In addition, pursuant to Securities and Exchange Commission rules, until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral, excluding initial proceeds from the short sale, equals the then current market value of the security sold short.

     For federal income tax purposes, realized gains and losses of the Fund from its short sales, regardless of the period the Fund held the security used to close the short sale, are generally expected to be treated as short-term capital gains or losses. Different rules would apply if, at the time of the short sale, the Fund held securities that were substantially identical to the securities used to close the short sale.

     Intended Use by the Fund. If the proposed changes in the Fund's by-laws and fundamental policies are approved, the Fund will have another alternative in seeking capital appreciation in that it may sell short when it believes that prices of specific securities are likely to decline. As such, the Fund will have the additional flexibility to potentially profit from the decline in the price of individual equity securities.

     Special Considerations. There are risks associated with the short sales of securities, including but not limited to the following:

     1. The decision of whether, when and how to utilize short selling involves the exercise of skill and judgment and, unless the Adviser correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made;

     2. The Fund will incur a loss on the short sale of a security if the price of the security increases between the date of the short sale and the date the borrowed security is purchased to cover the previous sale;

     3. Short selling is generally considered a speculative investment strategy and, unlike a long purchase, where the investor cannot lose more than the purchase price, there is no theoretical limit to the potential loss on a short sale;

     4. Possible volatility and illiquidity in the markets could result in difficulty in closing out an existing short position causing a continuing exposure to adverse price movements until the position is covered; and

     5. A security borrowed and sold short may be called back by the lender, possibly causing the short position to be closed out prematurely.

               THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
               STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO PERMIT THE
                    FUND TO EFFECT SHORT SALES OF SECURITIES

                         EXECUTIVE OFFICERS OF THE FUND

     Officers of the Fund are appointed by the directors and serve at the discretion of the Board. None of the Fund's officers receives any compensation from the Fund. The following table sets forth certain information furnished by each of the executive officers of the Fund in addition to Messrs. Van der Eb, Jr. and Reynolds and Ms. Morrissy (about whom information is given above). Each such executive officer has engaged in the principal occupation indicated (or other executive positions with the Fund or its investment adviser) for five or more years. The business address of each individual listed below is 100 Corporate North, Bannockburn, Illinois 60015.

NAME; AGE                        POSITION WITH THE FUND; BUSINESS EXPERIENCE
---------                        -------------------------------------------
Lawrence A. Kenyon, 32.........  Senior Vice President and Chief Financial
                                 Officer; Vice President and Treasurer, Mathers
                                 and Company, Inc.
Edith L. Cook, 56..............  Vice President and Treasurer; Vice President,
                                 Mathers and Company, Inc.
Mary Anne Kinnucan, 43.........  Vice President
Heidi Stubner, 29..............  Vice President

                             PRINCIPAL STOCKHOLDERS


     As of February 27, 1998, no person owned of record or was known by the Fund to own beneficially more than 5% of the Fund's outstanding shares except for Edward Pauls, who owned of record 1,421,010, or 13.82%, of the Fund's outstanding shares as of that date.


                                    GENERAL

     Other Business. The Fund is not aware of any matters which may properly come before the meeting other than as set forth above. If other matters do properly come before the meeting, the persons named in the accompanying form of proxy or their substitutes will vote the proxies in accordance with their best judgment.


     Solicitation of Proxies. Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Fund's investment adviser may also solicit without compensation by telephone, telecopy or personal contact. The Fund has also retained D.F. King & Co. Inc. to assist in certain aspects of the process of solicitation of proxies from its stockholders. The fees of such firm are estimated to be up to $7,000, plus reimbursement of out-of-pocket expenses. The cost of solicitation will be paid by the Fund.


     Future Meetings; Stockholder Proposals. The Fund is not required to hold annual meetings of stockholders and the Fund generally does not hold a meeting of stockholders in any year unless certain specified stockholder actions are required to be taken or are believed to be desirable under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of stockholder meetings, as well as the related expenditure of corporate staff time.

     A stockholder proposal intended to be presented at any meeting of stockholders of the Fund hereafter called must be received by the Fund at least 120 days before the Board of Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. A stockholder desiring to submit a proposal for presentation at a meeting of stockholders should send the proposal to the offices of the Fund, 100 Corporate North, Bannockburn, Illinois 60015.

                                          By order of the Board of Directors,

                                          ANNE E. MORRISSY
                                          Executive Vice President and Secretary

PROXY                        MATHERS FUND,INC.                             PROXY

               SPECIAL MEETING OF STOCKHOLDERS, APRIL 20, 1998

The undersigned hereby appoints Anne E. Morrissy, Robert J. Reynolds, and Henry
G. Van der Eb, Jr., and each of them, with full power of substitution, attorneys and proxies with powers the undersigned would possess if personally present to vote all of the full shares of capital stock of the undersigned in Mathers Fund, Inc.. at the special meeting of its stockholders to be held April 20, 1998, and at any adjournment thereof, as indicated on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IN THE ABSENCE OF SPECIFIC VOTING INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.


                           PLEASE DATE AND SIGN ON
                        REVERSE AND RETURN PROMPTLY IN
                            THE ENCLOSED ENVELOPE.



If shares are held in the name of more than one person, all holders should sign. Signatures should correspond with the name or names as they appear on the reverse side. Persons signing as fiduciaries, or in any capacity other than record holder, should include such capacity. Only full shares are shown on the reverse side.

                         (Continued on Reverse Side)





                         (Continued from Other Side)

                              MATHERS FUND, INC.



                 [X] PLEASE MARK VOTES AS IN THIS EXAMPLE


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

1.      Election of Directors

Karl M. Becker, Tyler R. Cain, Charles G. Freund, Jon P. Hedrich, Robert E. Kohnen, Anne E. Morrissy, Robert J. Reynolds, Jack O. Vance and Henry G. Van der Eb, Jr.

        For All Nominees                  Withhold           For All Except

             [ ]                             [ ]                  [ ]


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominees(s) in the list above.


2.      Appointment of Arthur Andersen LLP as auditors

           For          Against           Abstain
           [ ]            [ ]               [ ]

3.      Proposal to permit use of short sales of securities

           For          Against           Abstain
           [ ]            [ ]               [ ]

and in their discretion upon any other matters that may properly come before the meeting or any postponement or adjournment thereof, all as set forth in the notice of special meeting and proxy statement for such meeting, receipt of which is acknowledged.




Please be sure to sign and date this Proxy.  Date
                                                  ---------------




------------------------      -------------------------
Stockholder sign here         Co-owner sign here          RECORD DATE SHARES:

                                 PLEASE VOTE

                   BY RETURNING YOUR SIGNED PROXY CARD NOW,
                  YOU HELP THE FUND AVOID THE EXTRA EXPENSE
                             OF A SECOND MAILING.

                                  THANK YOU